U.S. SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549




                                FORM 8-K




                             CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934





                            November 29, 2001
                            (Date of Report)

                         -----------------------

                       Commission File No. 0-29164



                     TRI-NATIONAL DEVELOPMENT CORP.
             (Name of Small Business Issuer in its charter)



              Wyoming                                  33-0741573
     (State or other Jurisdiction                 ( I.R.S. Employer
     of incorporation or  organization)           Identification Number)




                    480 Camino Del Rio S., Suite 140
                       San Diego, California 92108
      (Address of principal executive offices, including zip code)




                             (619) 718-6370
          (Registrant's telephone number, including area code)

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

Chief Financial Officer of Tri-National, Gilbert Fuentes has elected to retire just prior to his 70th birthday. Mr. Fuentes originally signed on as CFO and Treasurer with the Company for a five-year contract, which is now completed.

Mr. Fuentes has been a valuable addition to the management team for the last five years and he will be sorely missed as an every day participant. He will, however, continue to consult on an as needed basis, until a replacement can be determined. He has also agreed to help train his replacement once an individual has been identified and accepted the position. With the Company's current state of affairs, it is not anticipated that the search will begin immediately.

Mr. Fuentes has decided to return to his native country to pursue his many hobbies and spend more time with family in Mexico. We all wish him well and thank him for his tireless support


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2001

TRI-NATIONAL DEVELOPMENT CORP.
(Registrant)

BY:  Michael A. Sunstein,
     President, Chief Executive
     Officer and Chairman of
     The Board